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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TRIPLE-S MANAGEMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE TO CONTINUE THE
SEVENTH
ANNUAL MEETING OF SHAREHOLDERS
SUNDAY, FEBRUARY 5, 2006

January 5, 2006
INVITATION TO THE CONTINUATION OF THE
SEVENTH ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Triple-S Management Corporation:
On April 24, 2005, the Seventh Annual Meeting of Shareholders of Triple-S Management Corporation (the “Corporation”) was held. During said Meeting, new directors were elected and the following resolutions were approved: Resolution Number 1, which establishes that the Annual Meeting of Shareholders will take place on the last Sunday of the month of April of each year or, as an exception, at such other date which is closest to this date as determined by the Board; and Resolution Number 2, which amended Article 9-1 of the By-Laws to harmonize its language with the Articles of Incorporation regarding the amount of issued and outstanding common shares with the right to vote required in order to approve certain amendments to the By-laws.
Resolution Number 3, which required the affirmative vote of two-thirds or more of the issued and outstanding common shares with the right to vote and Resolutions Number 4, 5, and 6, which required three-fourths or more, for their approval, were not voted because the amount of votes necessary for their consideration were not registered. Those present at the Meeting, determined to continue the Annual Meeting on a later date in order to obtain the necessary vote of 75% of the shares present or represented.
The Continuation of the Annual Meeting will take place on Sunday, February 5, 2006, to vote on Resolutions Number 3, 4, 5, and 6 so that they may be able to resolve certain matters related to the Corporation’s shares, which include the transfer of shares by those shareholders who do not have any descendants that are physicians or dentists, or any other form of transfer of their shares.
On March 24, 2005, the Board of Directors sent you the Invitation, Notice, Proxy Statement, and Proxy Form for the Annual Meeting. The Election of Directors and the Resolutions Number 1 and 2 were voted on April 24, 2005. On this occasion we ask for your vote on Resolutions Number 3, 4, 5 and 6. Enclosed you will find an additional Proxy Form with a preaddressed envelope for you to sign and make your vote count.

/s/ Wilmer Rodríguez-Silva, MD

Wilmer Rodríguez-Silva, MD
Chairman of the Board of Directors

NOTICE TO CONTINUE THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SUNDAY, FEBRUARY 5, 2006
To the Shareholders of Triple-S Management:
The Board of Directors of Triple-S Management Corporation invites you to attend on February 5, 2006 the continuation of the Annual Meeting of Shareholders commenced on April 24, 2005. On March 24, 2005 the Board of Directors sent you the Invitation, Notice, Proxy Statement, and Proxy Form of the Board of Directors for the Annual Meeting.
The work of the Annual Meeting of Shareholders will continue on Sunday, February 5, 2006 at 9:00 am in the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, at 999 Ashford Avenue in San Juan, Puerto Rico, and will take place in order to consider and vote exclusively on the following matters, adjourned at the meeting of April 24, 2005:
Board of Directors’ Proposals
•	Resolution Number 3

Currently, the Articles of Incorporation and By-laws provide that a shareholder of Triple-S Management Corporation may only transfer his/her common shares to his/her descendants who are physicians or dentists, if such descendant complies with the twenty-one (21) common shares limit per person.

Resolution Number 3 is presented by the Board of Directors of Triple-S Management Corporation to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management Corporation to allow the transfer to any physician or dentist of one or more common shares of a shareholder, during his/her lifetime or upon his/her death, if no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, and if said physician or dentist complies with the twenty-one (21) common shares limit requirement.

•	Resolution Number 4

Resolution Number 4 is presented by the Board of Directors of Triple-S Management Corporation to amend and renumber Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, and Thirteenth of the Articles of Incorporation of Triple-S Management Corporation to establish that the authorized capital of Triple-S Management Corporation will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management Corporation since its establishment, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the Articles of Incorporation.

•	Resolution Number 5

Resolution Number 5 is presented by the Board of Directors of Triple-S Management Corporation to amend Chapters 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 of the By-laws of Triple-S Management Corporation to establish that the authorized capital of Triple-S Management Corporation will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management Corporation since its establishment, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the By-laws.
Shareholder’s Proposals
•	Resolution Number 6

Resolution Number 6 is presented by Leslie H. López Vélez, DDS, shareholder of Triple-S Management Corporation, to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management Corporation in order to reduce from three-fourths (3/4) to two-thirds (2/3) the amount of issued and outstanding common shares with the right to vote required to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws.
The Board of Directors has set March 15, 2005 as the date to determine which shareholders have the right to receive notice of and vote at the Annual Meeting.
Other Matters
The Board of Directors is not aware of any other business that may come before the continuation of the Annual Meeting, other than the matters indicated in this Notice. However, the Board of Directors informs you that if any matter, other than those indicated above, should come before the continuation of the Annual Meeting, or any postponement, recess, suspension, or adjournment of the same, Proxies solicited hereby will be voted according to the best judgment of the Board of Directors.

The Proposals set forth herein are described in the Proxy Statement that was sent to you on March 24, 2005. We encourage you to read the Resolutions 3, 4, 5, and 6, which are attached to this Notice, prior to voting. The Board of Directors has carefully considered each of the Proposals and recommends that you vote In Favor of the Resolutions Number 3, 4, 5, and 6.
It is very important that you attend and personally exercise your right to vote at the continuation of the Annual Meeting. However, if you cannot attend, we urge you to sign, date, and return the Proxy Form solicited by the Board of Directors of Triple-S Management Corporation. You may send the Proxy Form to the attention of Dr. Jesús R. Sánchez-Colón, Secretary of the Board of Directors, at the following faxes or addresses:
FAX:
(787) 749-4191 or (787) 706-4023
IN PERSON OR BY MESSENGER:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office Building
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920
BY MAIL:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628
Shareholders may personally register their Proxies at the Office of the Secretary of the Board of Directors of Triple-S Management, before the day set for the continuation of the Annual Meeting and during Triple-S Management’s office hours, Monday through Friday from eight o’clock in the morning (8:00 a.m.) to four-thirty in the afternoon (4:30 p.m.), except Saturdays, Sundays, and holidays.

Those shareholders who do not register their Proxies before the day the continuation of the Annual Meeting takes place, will be able to register them on Sunday, February 5, 2006, from seven-thirty in the morning (7:30 a.m.) until the Registry of Proxies is ordered to close.
The Board of Directors is counting on your participation. Your vote is important!

San Juan, Puerto Rico	By Order of the Board of Directors
January 5, 2006

/s/ Wilmer Rodríguez-Silva, MD	/s/ Jesús R. Sánchez-Colón, DMD

Wilmer Rodríguez-Silva, MD	Jesús R. Sánchez-Colón, DMD
Chairman of the Board of Directors	Secretary of the Board of Directors
We cordially invite you to attend the continuation Annual Meeting.
It is important that your shares be present or represented, regardless of the amount that you own.
Even if you are considering attending the continuation of the Annual Meeting, we urge you to complete, sign, date, and return the Proxy Form solicited by the Board of Directors.

ATTACHMENT

PROPOSALS OF THE BOARD OF DIRECTORS
The Board of Directors asks the shareholders to support the Board’s Proposals with respect to the following matters and grant their proxy accordingly.
PROPOSAL
RESOLUTION NUMBER 3
Currently, the Articles of Incorporation and By-laws provide that a shareholder of Triple-S Management may only transfer his/her common shares to his/her descendants who are physicians or dentists, if such descendant complies with the twenty-one (21) common shares limit per person.
Resolution Number 3 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management to allow the transfer to any physician or dentist of one or more common shares of a shareholder, during his/her lifetime or upon his/her death, if no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, and if said physician or dentist complies with the twenty-one (21) common shares limit requirement.
Resolution
Be it resolved, as this continuation of the Annual Meeting of Shareholders hereby resolves, today, February 5, 2006, in San Juan, Puerto Rico, to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management so that they read as follows:
ARTICLES OF INCORPORATION

EIGHTH:	TRANSFER OF COMMON SHARES
A.	A shareholder may, during his/her lifetime or upon his/her death, donate, bequeath, grant, or transfer one or more of his/her common shares to any other physician or dentist, if said shareholder and the physician or dentist that will receive the common shares comply with each and everyone of the following requirements and the same are evidenced to the Corporation’ s satisfaction:
1.	Deliver a prior written and duly executed notification to the Corporation regarding the donation, bequest, grant, or transfer;

2.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

3.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

4.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to recognize and register the transfer of these common shares on the Corporation’s books.
B.	The Corporation will have the right of first refusal over its common shares if one or more of the common shares are sold, donated, bequeathed, granted, or transferred, in any manner, during a shareholder’s lifetime or upon his/her death, pursuant to a will or by operation of law: (1) to someone who is not a physician or dentist, or (2) when any kind of payment, service, obligation, or other inducement has been or will be provided or rendered.

C.	When a transfer of common shares is requested and (1) the transfer of common shares is to be made to a person who is not a physician or dentist, (2) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (3) the provisions in this Article regarding the transfer of common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.
~~The Corporation will have the right of first refusal in the event of a sale, donation, or any other sale or cession of the shares of the Corporation. Any Shareholder who wishes to sell, donate, or in any other way sell or cede his/her shares of the Corporation, must first offer his shares to the Corporation in writing. The Corporation may then purchase said shares from the Shareholder for the same price he/she paid for them. However, in the event that said shares were donated or inherited through a will, or in any other way, to a person who is (1) a descendant of the Shareholder and (2) a physician or a dentist, then said person has the right to hold up to a maximum 21 shares.~~

BY-LAWS
CHAPTER 4 — ON THE COMMON STOCKS
~~4-2~~	~~The Corporation will have the right of first refusal in the event of a sale, donation, or any other sale or cession of the shares of the Corporation. Any Shareholder who wishes to sell, donate, or in any other way sell or cede his/her shares of the Corporation, must first offer his/her shares to the Corporation in writing. The Corporation shall then purchase said shares from the Shareholder for the same price he/she paid for them. However, in the event that the shares were donated or inherited through a will, or in any other way, to a person who is (1) a descendant of the Shareholder and (2) a physician or a dentist, then said person shall have the right to hold up to a maximum 21 shares.~~

~~4-3~~	~~SHAREHOLDER LISTING~~

4-2	LIST OF SHAREHOLDERS

The Secretary of the Corporation shall keep, or ensure the keeping of, a complete and exact register, in alphabetical order, of all the shareholders, including their address and the amount of shares registered under each shareholder ~~holds, in the offices of the Corporation.~~ Said register shall be readily available and may be photocopied during working hours, and shall be available for inspection by any shareholder, particularly, ten (10) days before a shareholders meeting, and when any other shareholder meeting is being held.

The Corporation’s register will constitute the only acceptable evidence to determine which shareholders have the right to inspect the Corporation’s Shareholders Register, the books of the Corporation, and to determine which shareholders have the right to vote in person or by proxy during any meeting or shareholders meeting.
Position of the Board or Directors
The Board of Directors recommends that you vote In Favor of this Resolution.
Reasons for Voting in Favor of the Resolution
At the Annual Meeting of Shareholders held on April 29, 2001, Resolution Number 5 was approved, recommending that the Board of Directors take the necessary steps in order to register the common shares of a shareholder on the books of Triple-S Management under the name of his/her spouse or his/her heirs, if they are physicians and dentists, and the twenty-one (21) common shares per person limit is not exceeded. At various Annual Meetings, the Board of Directors presented a resolution similar to this one. Said resolution was not approved, since two-thirds (2/3) of the issued and outstanding common shares required for its approval have not been present at the meetings.

Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management establish the right of first refusal Triple-S Management has over its common shares, unless these common shares are transferred to a descendant of a shareholder (children, grandchildren, great-grandchildren, etc.) who is a physician or dentist. These provisions do not allow a shareholder to donate, bequeath, grant, or transfer his/her common shares to any other physician or dentist (spouse, siblings, cousins, nieces/nephews, son-in-law/daughter-in-law, etc.) since they are not descendants of the shareholder. In these cases, Triple-S Management has the right of first refusal over its common shares and, therefore, has an obligation to redeem the same as provided in the Articles of Incorporation and the By-laws.
Some of our shareholders have expressed their wish to change these provisions of the Articles of Incorporation and By-laws so that they are able to donate, bequeath, grant, or transfer, during their lifetime or upon their death, when no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, one or more of their common shares to any other physician or dentist. Among these shareholders, Dr. Arturo Flores-Gallardo has petitioned, in more than one occasion, that this amendment be approved.
In order to implement these changes, our shareholders must approve the amendments to the Articles of Incorporation and By-laws of Triple-S Management described in this Resolution. In addition, with these amendments we will avoid that Article Eighth of the Articles of Incorporation, as well as Article 4-2 of the By-laws, have the same language regarding the redemption and transfer of the common shares, which might be confusing.
The Board of Directors’ goal is that shareholders support and approve this Resolution as soon as possible in order to attend the shareholders’ requests regarding this issue.
Effectiveness of Resolution Number 3
If this Resolution Number 3 is approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of said Meeting, this Resolution will be effective upon the filing of the corresponding Certificate of Amendment to the Articles of Incorporation at the State Department of Puerto Rico, as required by the General Corporation’s Law of Puerto Rico of 1995, as amended. Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management will read as provided in this Resolution Number 3.

If our shareholders approve Resolution Number 3 and Resolutions Number 4 and 5 at the Annual Meeting of Shareholders on April 24, 2005 or at any postponement, recess, suspension, or adjournment of said Meeting, Resolution Number 3 will not be effective. This is due to the fact that Resolution Number 3 as well as Resolutions Number 4 and 5 propose to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management. Since the effectiveness of Resolution Number 5 depends upon the approval and effectiveness of Resolution Number 4, the Board of Directors informs you that Resolution Number 4 shall be effective upon the filing of the corresponding Certificate of Amendment to the Articles of Incorporation at the State Department of Puerto Rico. At this time, the amendments indicated in Resolutions Number 4 and 5 shall be incorporated into the Articles of Incorporation and By-laws of Triple-S Management.
However, if Resolutions 4 and 5 are approved after the approval of Resolution Number 3, the Articles of Incorporation and By-laws will read as provided in Resolutions Number 4 and 5, respectively, and their effectiveness shall be prospective. Said amendments shall be made after the corresponding Certificate of Amendment to the Articles of Incorporation is filed at the State Department so that Resolution Number 4 becomes effective, which also depends on the approval of Resolution Number 5.
Required Vote
This Resolution will be approved if it receives the affirmative vote of two-thirds (2/3) or more of the issued and outstanding common shares with the right to vote, pursuant to Article Thirteenth of the Articles of Incorporation of Triple-S Management.
PROPOSAL
RESOLUTION NUMBER 4
Resolution Number 4 is presented by the Board of Directors of Triple-S Management to amend and renumber Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, and Thirteenth of the Articles of Incorporation of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the Articles of Incorporation.

Resolution
Be it resolved, as this continuation of the Annual Meeting of Shareholders hereby resolves, today, February 5, 2006, in San Juan, Puerto Rico, to amend and renumber Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, and Thirteenth of the Articles of Incorporation of Triple-S Management so that they read as follows:
ARTICLES OF INCORPORATION

FOURTH:	The nature of the business and the object and purposes proposed to be transacted, promoted, and carried on for pecuniary profit, in the same manner as done by any natural person in any part of the world, are as follows:
A.	The Corporation shall be the stock holding company for ~~the~~ entities engaged in the insurance business and other businesses related to insurance, ~~and~~ to other types of business entities and other activities.

B.	...
The preceding clauses will be interpreted as powers as well as objectives and purposes, and what is expressed in said clauses ~~the statements expressed in each clause~~ will not be limited by reference or inference by the content of any other clause unless herein indicated to the contrary, and the same will be considered independent objectives.

FIFTH:	The authorized capital of the Corporation will be One Million Dollars ($1,000,000.00) divided into the following two classes of common shares:
A.	Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).

B.	Non-Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).
~~The authorized capital of the corporation will be FIVE HUNDRED THOUSAND DOLLARS ($500,000) divided in TWELVE THOUSAND FIVE HUNDRED (12,500) common shares with a par value of FORTY DOLLARS ($40).~~

SIXTH:	The preferences, rights, privileges, and restrictions of the Voting Common Shares are:
A.	These are the voting common shares that the Corporation has authorized since its origin.

B.	These common shares will have the right to one vote per share.

C.	The voting common shares may be exchanged for an equal amount of non-voting common shares upon the death of a shareholder for the benefit of those natural persons who are his/her heirs or surviving spouse if they are not physicians or dentists.
1.	The exchange of one or more of these common shares may take place if the person to whom the exchange will be made, in addition, complies with each and every one of the following requirements and the same are evidenced to the Corporation’s satisfaction:
a.	Deliver a prior written and duly executed request to the Corporation asking for the exchange of the voting common shares for non-voting common shares and to register the exchanged common shares under his/her name on the Corporation’s books;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to exchange and register the exchanged common shares on the Corporation’s books.

2.	When an exchange of common shares is requested and (a) the exchange is to be made for the benefit of a person who is not his/her heir or surviving spouse, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the exchange of voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.

SEVENTH:	The preferences, rights, privileges, and restrictions of the Non-Voting Common Shares are:
A.	These common shares will not be available for purchase and will only be issued for the benefit of those natural persons that are heirs or the surviving spouse of a shareholder who owns voting common shares if these persons are not physicians or dentists.

B.	These common shares will not have the right to vote.

C.	The shareholders who own these common shares will not have the right to be convened to the Corporation’s shareholder meetings or in any process for a written consent (referendum), except for those matters in which the law recognizes them the right to vote.

D.	The non-voting common shares may be exchanged for an equal amount of voting common shares during the lifetime or upon the death of a shareholder when any of the following events take place: (1) that a person, after being a shareholder, who owns non-voting common shares, becomes a physician or dentist, or (2) that a physician or dentist receives a donation, bequest, grant, or transfer of non-voting common shares.
1.	The exchange of one or more of these common shares may take place if the physician or dentist to whom the exchange will be made, in addition, complies with each and every one of the following requirements and the same are evidenced to the Corporation’s satisfaction:

a.	Deliver a prior written and duly executed request to the Corporation asking for the exchange of the non-voting common shares for voting common shares and to register the exchanged common shares under his/her name on the Corporation’s books;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to exchange and register the exchanged common shares on the Corporation’s books.
2.	When an exchange of common shares is requested and (a) the exchange is to be made for the benefit of a person who is not a physician or dentist, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the exchange of non-voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.

~~SIXTH:~~
EIGHTH:	HOLDING OF COMMON SHARES
A.	Only physicians and dentists shall be shareholders owning voting common shares of the Corporation. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders owning voting common shares of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions provided in the Articles of Incorporation for the voting common shares, except for the right to transfer them in any manner or to exchange them for non-voting common shares.

B.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

C.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.
~~Only physicians and dentists shall be Shareholders of the Corporation. No person may own more than 21 shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of the subsidiary Triple-S, Inc., can convert them into shares of this Corporation. These are: College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, Mennonite Hospital, and the Central Urological Society.~~

~~SEVENTH:~~
NINTH:	VOTING RIGHT
A.	Each shareholder with the right to vote on a matter will be entitled at the meetings to as many votes as common shares are registered under his/her name on the books of the Corporation.

B.	Cumulative voting, as contemplated in the General Corporations Law of Puerto Rico, as amended, or any other law, regulation, or provision, is expressly prohibited.

~~Each Shareholder shall be entitled to as many votes as shares are registered in his name in the corporate books. The cumulative vote, as states in the Puerto Rico Corporations General Law or any other law, regulation or provision, is expressly prohibited.~~

~~EIGHTH:~~
TENTH:	TRANSFER OF COMMON SHARES
A.	Voting Common Shares:
1.	A shareholder who owns voting common shares may, during his/her lifetime or upon his/her death, donate, bequeath, grant, or transfer one or more of his/her common shares to any other physician or dentist, if said shareholder and the physician or dentist that will receive the common shares comply with each and everyone of the following requirements and the same are evidenced to the Corporation’s satisfaction:
a.	Deliver a prior written and duly executed notification to the Corporation regarding the donation, bequest, grant, or transfer;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to recognize and register the transfer of these common shares on the Corporation’s books.

2.	The Corporation will have the right of first refusal over these common shares if one or more of them are sold, donated, bequeathed, granted, or transferred in any manner, during a shareholder’s lifetime or upon his/her death, pursuant to a will or by operation of law: (a) to someone who is not a physician or dentist, or (b) when any kind of payment, service, obligation, or other inducement has been or will be provided or rendered.

3.	When a transfer of common shares is requested and (a) the transfer is to be made to a person who is not a physician or dentist, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the transfer of voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.
B.	Non-Voting Common Shares:
1.	A shareholder who owns non-voting common shares may, during his/her lifetime or upon his/her death, donate, bequeath, grant, or transfer all or part of his/her common shares to any other natural person, if said natural person that will receive the common shares complies with each and everyone of the following requirements and the same are evidenced to the Corporation’s satisfaction:
a.	Delivery a prior written and duly executed notification to the Corporation regarding the donation, bequest, grant, or transfer;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to recognize and register the transfer of these common shares on the Corporation’s books.
2.	The Corporation will have the right of first refusal over these common shares if one or more of them are sold, donated, bequeathed, granted, or transferred in any manner, during a shareholder’s lifetime or upon his/her death, pursuant to a will or by operation of law: (a) to someone who is not a natural person, or (b) when any kind of payment, service, obligation, or other inducement has been or will be provided or rendered.

3.	When a transfer of common shares is requested and (a) the transfer is to be made to a person who is not a natural person, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the transfer of non-voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.
~~The Corporation will have a right of preferential acquisition in the event of a sale, donation or other sale or assignment of the Corporation shares. Any Shareholder, who wishes to sell, donate or otherwise sell or assign its shares in the Corporation, will first have to make an offer in writing to the Corporation. The Corporation will then proceed to purchase said shares from the Shareholder at the same price paid by him for the shares. However, in the event that said shares have been donated or bequeathed through Will or otherwise to a person who is (1) a descendant of the Shareholder and (2) a doctor or dentist, then said person will have the right to be the holder of said shares up to a maximum of 21 shares.~~

~~NINTH:~~
ELEVENTH:	The Board of Directors of the Corporation may not authorize the sale of any of the common shares of its subsidiary, Triple-S, Inc., without first having approved a resolution to that effect through the affirmative vote of three-fourths (3/4) of the members of the Board of Directors. If said resolution is approved, it will be submitted to the shareholders of the Corporation who have the right to vote on this matter for their consideration in a Special Shareholders Meeting called for this purpose. The resolution to recommend the sale of the Triple-S, Inc.’s common shares will have to be approved by the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote ~~of the Corporation~~ in the special meeting. Common shares of the subsidiary Triple-S, Inc. will not be sold until compliance with these requirements has been met.

~~TENTH:~~
TWELFTH:	~~The names and addresses of each one of the Incorporates are the following:~~

The persons who incorporated Triple-S Management Corporation, pursuant to the original Articles of Incorporation were:
1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	...

8.	...

9.	...

10.	...

11.	...

12.	...

13.	...

14.	...

15.	...

16.	...

17.	...

18.	...

19.	Vacancy ~~*~~ (This vacancy was due to the death of a director.)
~~*~~	~~In the event there is a vacant position due to the recent death of a director.~~

~~The Incorporators’ physical and postal address is as follows:~~
~~1441 F.D. Roosevelt Ave., San Juan, Puerto Rico 00920~~
~~PO Box 363628, San Juan, Puerto Rico 00936-3628~~

~~ELEVENTH:~~
THIRTEENTH:
A.	...

B.	...

C.	...

D.	...

E.	The first Board of Directors of Triple-S Management Corporation was composed by the following persons:

~~will be composed of the following persons, who will hold their charges until the date herein indicated:~~
1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	...

8.	...

9.	...

10.	...

11.	...

12.	...

13.	...

14.	...

15.	...

16.	...

17.	...

18.	...

19.	Vacancy ~~*~~ (This vacancy was due to the death of a director.)
~~*~~	~~At present there is one position vacant due to the recent death of a director.~~

~~TWELFTH:~~
FOURTEENTH:

The ~~c~~Corporation will have perpetual existence.

~~THIRTEENTH:~~
FIFTEENTH:	AMENDMENTS
A.	In order to amend these Articles of Incorporation, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the Articles of Incorporation must be notified and included in the notice of the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments with the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter, provided that:
1.	Article Fifth, which provides that the authorized capital may be amended through the affirmative vote of a majority of the Corporation’s issued and outstanding common shares with the right to vote on such matter.

2.	Section “C” of Article Eighth (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Section “B” of Article Ninth (that prohibits cumulative voting), and Section “B” of Article Thirteenth (that the Board of Directors shall be divided into three staggered groups), may only be amended by the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote on such matter.
~~In order to amend these Articles of Incorporation, an affirmative vote of no less than two thirds (2/3) of the voting shares issued and outstanding, provided, however, that Article FIFTH, which provides the authorized capital, may be amended through an affirmative vote by a majority of the Corporation’s voting shares issued and outstanding, and the Articles SIXTH, SEVENTH AND ELEVENTH, Section B, shall only be amended by an affirmative vote of three fourths (3/4) of the voting shares of the Corporation issued and outstanding.~~

B.	Despite the provisions of Chapter 9 (Sales of Assets; Dissolution) and Chapter 10 (Fusion or Consolidation) of the 1995 General Corporations Law, as amended, the approval of the transactions provided for therein shall be done through the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter. ~~voting of the Corporation.~~
Position of the Board or Directors
The Board of Directors recommends that you vote In Favor of this Resolution.
Reasons for Voting in Favor of the Resolution
The approval of this Resolution Number 4, which proposes amendments to our Articles of Incorporation, is conditioned to the approval of Resolution Number 5. Both Resolutions have the purpose to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the Articles of Incorporation.
These amendments to our Articles of Incorporation will achieve the approval of a fundamental act of justice for our shareholders by allowing their heirs or surviving spouse to be shareholders who own non-voting common shares of Triple-S Management upon the death of a shareholder when these persons are not physicians or dentists. This is achieved by establishing that the authorized capital of Triple-S Management will be divided into two classes of common shares: Voting Common Shares and Non-Voting Common Shares, issued so that the existing common shares may be exchanged for an equal amount of non-voting common shares. Therefore, these non-voting common shares will not be sold, since they shall only be issued on behalf of the heir or surviving spouse of a shareholder when these are not physicians or dentists.
These new non-voting common shares shall have essentially all of the same rights, prerogatives, and limitations of the existing voting common shares, except for the right to attend, participate, and vote at shareholders’ meetings. A shareholder who owns non-voting common shares may be nominated to occupy a position as director of the Board as a representative of the community if such person is not a physician or dentist, but in order to qualify and perform the duties as a director, Triple-S Management must issue one voting common share to said director, pursuant to the By-laws and if he/she complies with the twenty-one (21) common shares per person limit.

In addition, these new non-voting common shares may be exchanged for voting common shares, with the right to vote, attend, and participate in the shareholders’ meetings if: (1) said shareholder, who owns non-voting common shares, becomes a physician or dentist and requests the exchange of his/her non-voting common shares for voting common shares, or (2) a physician or dentist receives a donation, bequest, grant, or transfer of non-voting common shares.
On the other hand, through this Resolution and the amendments proposed thereby, our shareholders, who are physicians or dentists, may also donate, bequeath, grant, or transfer, during his/her lifetime or upon his/her death, one or more of his/her voting common shares to any other physician or dentist if pursuant to such donation, bequest, grant, or transfer when no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, the twenty-one (21) common shares per person limit is complied with, and every one of the requirement established in the Articles of Incorporation are performed.
Principal Effect to the Shareholders of the Amendments
The proposed new class of non-voting common shares will not affect the existing rights of the shareholders who own voting common shares, since the new class of non-voting common shares to be created will have fewer rights than the existing voting common shares presently have.
If the amendments proposed in this Resolution are approved, the composition of our class of shareholders will change, by allowing persons who are not physicians or dentists to become shareholders of Triple-S Management. Therefore, our shareholder base will be composed of: Shareholders who own Voting Common Shares and Shareholders who own Non-Voting Common Shares.
The Board of Directors encourages our shareholders to vote in favor of the proposed amendments to the Articles of Incorporation in this Resolution Number 4. In this way, pursuant to the wish of a vast majority of our shareholders, their heirs and surviving spouse may preserve the participations of the existing shareholders of Triple-S Management even though they are not physicians or dentists, since they may exchange the voting common shares for non-voting common shares and therefore may request that Triple-S Management register the non-voting common shares in the shares registry under the name of such heir or surviving spouse, who then would become shareholders who own non-voting common shares of Triple-S Management.
Effectiveness of Resolution Number 4
The effectiveness of the amendments to the Articles of Incorporation proposed in this Resolution Number 4 depends and is subject to the approval of Resolution Number 5 that appears in this Proxy Statement, which proposes several parallel amendments to the By-laws. Therefore, this Resolution Number 4 will become effective if the shareholders also approve Resolution Number 5.

However, if Resolution Number 5 and Resolution Number 4 are approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of the Meeting, this Resolution will become effective when the corresponding certificate of amendment to the Articles of Incorporation is filed with the State Department of Puerto Rico, pursuant to the General Corporations Law of Puerto Rico of 1995, as amended. At this time, the Articles of Incorporation and By-laws of Triple-S Management will be amended as provided in Resolutions Number 4 and 5, respectively.
Required Vote
This Resolution will be approved if it receives the affirmative vote of three-fourths (3/4) or more of the issued and outstanding common shares with the right to vote, pursuant to Article Thirteenth of the Articles of Incorporation of Triple-S Management.
PROPOSAL
RESOLUTION NUMBER 5
Resolution Number 5 is presented by the Board of Directors of Triple-S Management to amend Chapters 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 of the By-laws of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the By-laws.
Resolution
Be it resolved, as this continuation of the Annual Meeting of Shareholders hereby resolves, today, February 5, 2006, in San Juan, Puerto Rico, to amend Chapters 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 of the By-laws of Triple-S Management so that they read as follows:
BY-LAWS
CHAPTER 1
1-1	The shareholders of “Triple-S Management Corporation” (hereinafter the “Corporation”), adopt these amended By-laws to regulate the proceedings of the Corporation and be applicable to the administration of its business.

~~The Incorporators of Triple-S Management Corporation, adopt the present BY-LAWS which will regulate the proceedings of the Corporation and be applicable to the administration of its business.~~

1-2	These By-laws may be amended or repealed by the shareholders of the Corporation, pursuant to these By-laws.

~~The By-Laws herein approved will be submitted to the Shareholders, who may adopt, amend or derogate the same.~~

1-3	The Corporation will use a circular seal with the name “Triple-S Management Corporation” in its circumference.
CHAPTER 2 — BOARD OF DIRECTORS
2-1	The Board of Directors will be composed of nineteen (19) ~~members~~ persons.

2-2	Of the nineteen (19) directors who will compose the Board of Directors, ten (10) must be representatives of the community and non-physicians or dentists.
CHAPTER 3 — CAPITAL IN SHARES
3-1	The authorized capital of the Corporation will be One Million Dollars ($1,000,000.00) divided into the following two classes of common shares:
A.	Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).

B.	Non-Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).
~~The Corporation may issue up to twelve thousand five hundred (12,500) common shares with a par value of FORTY DOLLARS ($40).~~
3-2	The preferences, rights, privileges, and restrictions of the common shares are established in the Articles of Incorporation of the Corporation.

~~The Corporation will use a circular seal measuring 1-7/8 in diameter with the name of Triple-S Management Corporation around its circumference.~~

CHAPTER 4 — ON THE COMMON SHARES
The ~~Incorporators~~ shareholders declare and agree, and so establish in these Amended By-laws that for the purpose of creating, defining, limiting, and handling the rights and privileges of the shareholders, in addition to those rights and privileges provided in the Articles of Incorporation, the following provisions are established:
4-1	HOLDING OF COMMON SHARES

~~SALE OF COMMON SHARES~~
A.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

~~No person may own more than twenty-one (21) shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding.~~

B.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.

C.	The issuance by the Corporation or transfer, in any manner, by the shareholders of the voting common shares shall be exclusively limited to physicians and dentists. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders owning voting common shares of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions provided in the Articles of Incorporation for the voting common shares, except for the right to transfer them in any manner or to exchange them for non-voting common shares.

~~The sales of shares will be exclusively limited to physicians and dentists. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of Triple-S, Inc., may continue as stockholders of Triple-S Management Corporation, with all the rights. In addition, the members of the Board of Directors who represent the community will be Shareholders as long as they remain on the Board.~~

D.	The Corporation will issue, free of charge, one voting common share to the directors of the Board who represent the community, while they continue as members of the Board, with the only purpose of qualifying them for the position of director of the Corporation. Said qualifying voting common share issued to the representatives of the community will automatically revert to the Corporation when they cease to be directors of the Corporation.

~~The members of the Board of Directors who represent the community, as long as they remain as members of the Board, will receive one share of the Corporation, free of charge, with the single purpose of qualifying them for the position of Director of the Corporation. Said community representatives shall return the qualifying share that had received when their duties as Directors of the Corporation end.~~
~~4-2~~	~~The Corporation will have the right of first refusal in the event of a sale, donation, or any other sale or cession of the shares of the Corporation. Any Shareholder who wishes to sell, donate, or in any other way sell or cede his/her shares of the Corporation, must first offer his/her shares to the Corporation in writing. The Corporation shall then purchase said shares from the Shareholder for the same price he/she paid for them. However, in the event that the shares were donated or inherited through a will, or in any other way, to a person who is (1) a descendant of the Shareholder and (2) a physician or a dentist, then said person shall have the right to hold up to a maximum 21 shares.~~

~~4-3~~	~~SHAREHOLDER LISTING~~

4-2	LIST OF SHAREHOLDERS

The Secretary of the Corporation shall keep, or ensure the keeping of, a complete and exact register, in alphabetical order, of all the shareholders, including their address and the amount of shares registered under each shareholder ~~holds, in the offices of the Corporation~~. Said register shall be readily available and may be photocopied during working hours, and shall be available for inspection by any shareholder, particularly, ten (10) days before a shareholders meeting, and when any other shareholder meeting is being held.

The Corporation’s register will constitute the only acceptable evidence to determine which shareholders have the right to inspect the Corporation’s Shareholders Register, the books of the Corporation, and to determine which shareholders have the right to vote in person or by proxy during any meeting or shareholders meeting.

CHAPTER 5 — MEETINGS
5-1	ANNUAL MEETING

The Annual Meeting of Shareholders of Triple-S Management Corporation will be held at the Corporation’s main office or at any other place in Puerto Rico as determined by the Board of Directors from time to time, at the place indicated in the Notice of Meeting, at 9:00 am, on the last Sunday in April of each year or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to the Corporation. The purpose of the Meeting will be to fill any vacancies of the Board of Directors, receive and consider reports from officials regarding the business of the Corporation, and resolve any other matters that are properly submitted for consideration. However, neither the Articles of Incorporation nor the By-laws may be amended unless the shareholders, who have the right to vote at the meeting, have been previously notified that among the matters that are being considered at the meeting are amendments to the Articles of Incorporation and By-laws.

5-2	SPECIAL MEETINGS

The Chairman of the Board of Directors, a majority of the Board of Directors, or shareholders who ~~hold~~ own 25% or more of the ~~registered voting shares~~ issued and outstanding common shares with the right to vote at the shareholders’ meetings may call special shareholders‘ meetings to be held at the place and time established by the notice of meeting, and for the purposes expressed therein. The special meetings (special shareholders meetings) should be notified no less than ten (10) days or more than thirty (30) days before said meeting. The special shareholders’ meetings must be notified in the same manner as annual shareholders’ meetings.

5-3	NOTICE OF MEETINGS

The notices for ~~every~~ the annual shareholders’ meetings ~~of the Shareholders~~ shall be given to each shareholder ~~entitled to vote~~, by delivering the same personally, or by mailing such notice to him, at the address which appears on the records of the Corporation during a period of no less than twenty (20) and no more than sixty (60) days prior to the meeting. Along with this notice, all shareholders with the right to vote at the annual shareholders’ meeting will receive copies of the Corporation’s and its subsidiaries’ consolidated financial statements. The notice shall indicate the place and the date the shareholders’ meeting will be held, and the matter or matters to be considered during the Meeting.

5-4	NOTICE — Substitute

If the directors and officers of the Corporation should refrain from calling and celebrating, at its designated time, an Annual Meeting, five shareholders who own voting common shares may call for and celebrate said Meeting as required in these By-laws. In case an officer does not attend said Meeting, one of the shareholders present may be elected to substitute, provisionally, said officer. Decisions made at the Meeting will be valid, as if made at an Annual Meeting, and will be registered in the corporate books of the Corporation.

5-5	QUORUM

Notice to attend annual and special meetings will be sent to all shareholders with the right to vote at the meeting whose names appear in the Corporate Registry, twenty (20) days prior to the ~~meeting~~ date of the shareholder meeting.

At the annual or special meetings, a majority of the issued and outstanding voting common shares ~~issued and outstanding~~ shall constitute a quorum; and if at the appointed time quorum is not reached, the meeting will be postponed for a half hour, after which one-third (1/3) of the issued and outstanding voting common shares ~~issued and outstanding~~ present at the shareholders’ meeting will constitute a quorum. If quorum is not reached, the meeting shall be scheduled thirty (30) days hence, when one-third (1/3) of the issued and outstanding voting common shares ~~issued and outstanding~~ present at the shareholders’ meeting will constitute a quorum. If a quorum is not reached pursuant to the regulation, as many new meetings as necessary may be scheduled, with the same one-third (1/3) ~~requirement~~ of the issued and outstanding voting common shares present at the shareholders’ meeting.

At the time of voting on a particular matter, the requirements to constitute quorum established in the preceding paragraph shall apply to any class of the Corporation’s shares that by law are entitled to vote as a class.
CHAPTER 6 — VOTING RIGHT
6-1	Each shareholder with the right to vote on a matter will be entitled, at the meetings, to as many votes as common shares are registered under his/her name on the books of the Corporation. The vote may be in person or, if absent, via certified mail or by proxy. No vote sent by mail or by proxy will be valid unless issued with the shareholder’s signature or its duly authorized proxy holder, and it is received on time to be voted at ~~before~~ the Meeting for which ~~destined begins~~ it is intended. No proxy will be valid after its expiration date.

6-2	CUMULATIVE VOTING — Prohibition

Cumulative voting ~~vote~~, as contemplated in the General Corporations Law of Puerto Rico, as amended, or any other law, regulation, or provision, is expressly prohibited.

6-3	Any proxy holder designated by a shareholder ~~of record~~ who owns voting common shares must be a shareholder who owns voting common shares or a participating physician or dentist who has a contract in effect with the subsidiary Triple-S, Inc.
CHAPTER 7 — ELECTIONS
7-1	BOARD OF DIRECTORS — ELECTION
A.	The election of directors ~~members to the Board of Directors~~ will take place ~~during~~ at the Annual Meeting of the Shareholders duly ~~called~~ convened and will be by ballot. The ~~members necessary~~ persons required to complete the total of nineteen (19) directors will be elected each year.

~~The directors will be elected~~ Each director shall be elected if they receive the affirmative vote of a majority of the votes of the issued and outstanding voting common shares in the election of directors that are represented in person or by proxy at the meeting.
7-2	DIRECTORS’ REQUIREMENTS

In order to be a Director of the Corporation, every person must at least meet the following requirements.
A.	...

D.	~~In the case of~~ The directors, who are physicians or dentists, ~~they~~ should have at least one voting common share registered under his/her name on Triple-S Management’s books and be active participants in the Subsidiary of Triple-S, Inc., and have been so during at least two (2) years prior to their nomination as directors in the Corporation.

E.	The directors that are representatives of the community may or may not be owners of non-voting common shares, but in order to qualify as directors and perform their functions as such, they must be shareholders who hold voting common shares. The Corporation will issue one qualifying voting common share under the name of this director if he/she complies with the twenty-one (21) common shares per person limit. Pursuant to Article 4-1-D of the By-laws, said share will automatically revert to the Corporation when the director ceases his/her functions as director of the Corporation.

CHAPTER 8 — DIRECTORS
8-1	BOARD OF DIRECTORS — POWERS
A.	The Board of Directors will be composed of nineteen (19) ~~members~~ directors elected by the shareholders’ ~~at the~~ meeting, or by the Board of Directors in case of vacancies, and will exercise the corporation’s powers and the management of its business in accordance with the General Corporations Law of Puerto Rico, as amended, the Articles of Incorporation and By-laws of the Corporation, as well as the guidelines issued by the shareholders of the Corporation.

B.	...

C.	In order to become a Director of the Corporation, you must be a shareholder who holds voting common shares of the Corporation.

D.	...

E.	Of the nineteen (19) ~~members~~ directors of the Board of Directors, ten (10) must be representatives of the community and/or subscribers and not medical doctors or dentists.

F.	Board Meetings
1.	...

2.	...

3.	The Chairperson of the Board of Directors may convene extraordinary meetings of the Board to be held at the place, date, and time established in the notice to the meeting and for the purposes expressed therein.

4.	...
G.	...
8-3	ACTS OF THE BOARD OF DIRECTORS — Referendum

Save provision to the contrary ~~foreseen~~ provided in the Articles of Incorporation or the General Corporations Law of Puerto Rico, as amended, any act or agreement required or permitted to be taken in any meeting of the Board of Directors or any of its committees, may be executed without requiring a meeting to the effect if all the members of the Board of Directors or of the Committee, whichever the cases, consent to it in writing and said written approval is submitted and incorporated to the minutes of the meetings of the Board of Directors or the Committee.

8-11	COMMITTEES
B.	Audit Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors that are members of the Committee.

This Committee shall meet at least once every three months and as many times as deemed necessary. The decisions of the Audit Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	Appoint or terminate the ~~Director~~ Officer in charge of the Internal Audit Office.
8-14	CAUSES FOR REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS NAMED TO THE BOARD OF DIRECTORS

The following will be considered just cause for the removal of officers:
1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	...

8.	...

9.	...

10.	...

11.	Violate in a consistent manner the Articles of Incorporation or the By-laws and Regulations of the Corporation, as well as the General Corporations Law of Puerto Rico, as amended, and/or the agreements approved in the Shareholders Meeting or by the Board of Directors.
CHAPTER 9 — AMENDMENTS
9-1	AMENDMENTS
~~Amendments may be made to the By-laws when the following requirements are complied with and when the proposed amendments have been previously submitted to the Board of Directors and have been included in the notice for the Meeting.~~
A.	In order to amend these By-laws, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the By-laws must be notified and included in the notice for the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments pursuant to the voting requirements set forth herein:
1.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote present at a validly constituted meeting of shareholders, except for those cases set forth below.

2.	By the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote, in the case of Section “B” of Article 4-1 (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Article 6-2 (that prohibits cumulative voting), and Section “B” of Article 7-1 (that establishes that the Board of Directors will be divided into three staggered groups).

3.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote, in the case of Article 3-1 regarding authorized capital.

4.	By the affirmative vote of such amount of votes or percentage of votes required by the Articles of Incorporation if the requirements established therein are greater than those established in this Article 9-1 for any particular matter that is contained in the Articles of Incorporation as well as in the By-laws.

~~Through a resolution approved by the majority of those shares of the Corporation issued and outstanding with the right to vote which are present at a meeting validly constituted, provided, however, that the Articles 4-1, Section “A”, 6-2 and 7-1, Section “B”, shall only be amended by the affirmative vote of three fourths (3/4) of the Corporation’s voting shares issued and outstanding which are present at a meeting validly constituted.~~
B.	Amendments approved will be certified by the President and the Secretary, in triplicate, with the seal of the Corporation.

C.	The amendments to the By-laws approved by the shareholders at a meeting or by referendum will be distributed to the shareholders.
CHAPTER 10 — ADMINISTRATION
10-1 NAMING OF THE PRESIDENT OF THE CORPORATION AND HIS/HER FACULTIES

The Board of Directors will name a President to the Corporation who will be in charge of the general administration, superintendence, and management of the business of the Corporation, subject to the orders and regulations of the Board of Directors, who will fix his/her salary. The President of the Corporation will assume all other duties and responsibilities that are imposed upon him/her at the Shareholders Meetings or by the Board of Directors.
Position of the Board of Directors
The Board of Directors recommends that you vote In Favor of this Resolution.
Reasons for Voting in Favor of the Resolution
The approval of this Resolution Number 5, which proposes amendments to our By-laws, is conditioned to the approval of Resolution Number 4. Both Resolutions propose to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the By-laws.

As indicated in “Reasons for Voting in Favor of the Resolution 4,” the abovementioned is achieved by establishing that the authorized capital of Triple-S Management will be divided into two classes of common shares: Voting Common Shares and Non-Voting Common Shares, that will be issued so that the existing common shares may be exchanged for an equal amount of non-voting common shares. Therefore, these non-voting common shares will not be sold, since they shall only be issued for the benefit of the heir or surviving spouse of a shareholder when these are not physicians or dentists.
These new non-voting common shares shall have essentially all of the same rights, prerogatives, and limitations of the existing voting common shares, except for the right to attend, participate, and vote at shareholders’ meetings. A shareholder who owns non-voting common shares may be nominated to occupy a position as director of the Board as a representative of the community if such person is not a physician or dentist, but in order to qualify and perform the duties as a director, Triple-S Management must issue one voting common share to said director, pursuant to the By-laws and if he/she complies with the twenty-one (21) common shares per person limit.
In addition, these new non-voting common shares may be exchanged for voting common shares with the right to vote, attend, and participate in the shareholders’ meetings if: (1) said shareholder, who owns non-voting common shares, becomes a physician or dentist and requests the exchange of his/her non-voting common shares for voting common shares, or (2) a physician or dentist receives a donation, bequest, grant, or transfer of non-voting common shares.
Principal Effect to the Shareholders of the Amendments
The proposed new class of non-voting common shares will not affect the existing rights of the shareholders who own voting common shares, since the new class of non-voting common shares to be created will have fewer rights than the existing voting common shares presently have.
If the amendments proposed in this Resolution are approved, the composition of our class of shareholders will change, by allowing persons who are not physicians or dentists to become shareholders of Triple-S Management. Therefore, our shareholder base will be composed of: Shareholders who own Voting Common Shares and Shareholders who own Non-Voting Common Shares.
The Board of Directors encourages our shareholders to vote in favor of the proposed amendments to the By-laws in this Resolution Number 5. In this way, pursuant to the wish of a vast majority of our shareholders, their heirs and surviving spouse may preserve the participations of the existing shareholders of Triple-S Management even though they are not physicians or dentists, since they may exchange their voting common shares for non-voting common shares and, therefore, may request that Triple-S Management register the non-voting common shares in the share registry under the name of such heir or surviving spouse, who then would become shareholders who own non-voting common shares of Triple-S Management.

Effectiveness of Resolution Number 5
The effectiveness of the amendments to the By-laws proposed in this Resolution Number 5 depend and are subject to the approval of Resolution Number 4 that appears in this Proxy Statement, which proposes several parallel amendments to our Articles of Incorporation. Therefore, this Resolution Number 5 will become effective if the shareholders also approve Resolution Number 4.
However, if Resolution Number 5 and Resolution Number 4 are approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of the Meeting, Resolution Number 4 will become effective when the corresponding certificate of amendment to the Articles of Incorporation is filed with the State Department of Puerto Rico, pursuant to the General Corporations Law of Puerto Rico of 1995, as amended. At this time, the Resolution Number 5 shall also become effective and as a result the Articles of Incorporation and By-laws of Triple-S Management will be amended as provided in Resolutions Number 4 and 5, respectively.
Required Vote
This Resolution will be approved if it receives the affirmative vote of three-fourths (3/4) or more of the issued and outstanding common shares with the right to vote, as provided in Section “A” of Article 9-1 of the By-laws of Triple-S Management.
SHAREHOLDERS’ PROPOSALS
The following Resolutions are proposed by Shareholders.
PROPOSAL
RESOLUTION NUMBER 6
Resolution Number 6 is presented by Leslie H. López Vélez, DDS, shareholder of Triple-S Management, to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management in order to reduce from three-fourths (3/4) to two-thirds (2/3) the amount of issued and outstanding common shares with the right to vote required to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws.
Resolution
Be it resolved, as this continuation of the Annual Meeting of Shareholders hereby resolves, today, February 5, 2006, in San Juan, Puerto Rico, to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management so that they read as follows:

ARTICLES OF INCORPORATION

SIXTH:	HOLDING OF COMMON SHARES
A.	Only physicians and dentists shall be shareholders of the Corporation. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions that those common shares may have, except for the right to transfer them in any manner.

B.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

C.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.
~~Only physicians and dentists shall be Shareholders of the Corporation. No person may own more than 21 shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of the subsidiary Triple-S, Inc., can convert them into shares of this Corporation. These are: College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, Mennonite Hospital, and the Central Urological Society.~~

SEVENTH:	VOTING RIGHT
A.	Each shareholder with the right to vote on a matter will be entitled at the meetings to as many votes as common shares are registered under his/her name on the books of the Corporation.

B.	Cumulative voting, as contemplated in the General Corporations Law of Puerto Rico, as amended, or any other law, regulation, or provision, is expressly prohibited.

~~Each Shareholder shall be entitled to as many votes as shares are registered in his name in the corporate books. The cumulative vote, as states in the Puerto Rico Corporations General Law or any other law, regulation or provision, is expressly prohibited.~~

THIRTEENTH:	AMENDMENTS
A.	In order to amend these Articles of Incorporation, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the Articles of Incorporation must be notified and included in the notice of the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments with the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter, provided that:
1.	Article Fifth, which provides that the authorized capital may be amended through the affirmative vote of a majority of the Corporation’s issued and outstanding common shares with the right to vote on such matter.

2.	Section “C” of Article Sixth (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Section “B” of Article Seventh (that prohibits cumulative voting), and Section “B” of Article Eleventh (that the Board of Directors shall be divided into three staggered groups), may only be amended by the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote on such matter.
~~In order to amend these Articles of Incorporation, an affirmative vote of no less than two thirds (2/3) of the voting shares issued and outstanding, provided, however, that Article FIFTH, which provides the authorized capital, may be amended through an affirmative vote by a majority of the Corporation’s voting shares issued and outstanding, and the Articles SIXTH, SEVENTH AND ELEVENTH, Section B, shall only be amended by an affirmative vote of three fourths (3/4) of the voting shares of the Corporation issued and outstanding.~~

B.	Despite the provisions of Chapter 9 (Sales of Assets; Dissolution) and Chapter 10 (Fusion or Consolidation) of the 1995 General Corporations Law, as amended, the approval of the transactions provided for therein shall be done through the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter. ~~voting of the Corporation.~~
BY-LAWS
CHAPTER 4. — ON THE COMMON SHARES
4-1	HOLDING OF COMMON SHARES
~~SALE OF SHARES~~
A.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

~~No person may own more than twenty-one (21) shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding.~~

B.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.

C.	The issuance by the Corporation or transfer, or in any manner, by the shareholders of the common shares shall be exclusively limited to physicians and dentists. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions that those common shares may have, except for the right to transfer them in any manner.

~~The sales of shares will be exclusively limited to physicians and dentists. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of Triple-S, Inc., may continue as stockholders of Triple-S Management Corporation, with all the rights. In addition, the members of the Board of Directors who represent the community will be Shareholders as long as they remain on the Board.~~

D.	The Corporation will issue, free of charge, one common share to the directors of the Board who represent the community, while they continue as members of the Board, with the only purpose of qualifying them for the position of director of the Corporation. Said qualifying common share issued to the representatives of the community will automatically revert to the Corporation when they cease to be directors of the Corporation.

~~The members of the Board of Directors who represent the community, as long as they remain as members of the Board, will receive one share of the Corporation, free of charge, with the single purpose of qualifying them for the position of Director of the Corporation. Said community representatives shall return the qualifying share that had received when their duties as Directors of the Corporation end.~~
CHAPTER 9 — AMENDMENTS
9-1	AMENDMENTS

~~Amendments may be made to the By-laws when the following requirements are complied with and when the proposed amendments have been previously submitted to the Board of Directors and have been included in the notice for the Meeting.~~
A.	In order to amend these By-laws, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the By-laws must be notified and included in the notice for the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments pursuant to the voting requirements set forth herein:
1.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote present at a validly constituted meeting of shareholders, except for those cases set forth below.

2.	By the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote, in the case of Section “B” of Article 4-1 (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Article 6-2 (that prohibits cumulative voting), and Section “B” of Article 7-1 (that establishes that the Board of Directors will be divided into three staggered groups).

3.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote, in the case of Article 3-1 regarding authorized capital.

4.	By the affirmative vote of such amount of votes or percentage of votes required by the Articles of Incorporation if the requirements established therein are greater than those established in this Article 9-1 for any particular matter that is contained in the Articles of Incorporation as well as in the By-laws.
~~Through a resolution approved by the majority of those shares of the Corporation issued and outstanding with the right to vote which are present at a meeting validly constituted, provided, however, that the Articles 4-1, Section “A”, 6-2 and 7-1, Section “B”, shall only be amended by the affirmative vote of three fourths (3/4) of the Corporation’s voting shares issued and outstanding which are present at a meeting validly constituted.~~
B.	The approved amendments will be certified by the President and the Secretary, in triplicate, with the seal of the Corporation.

C.	The amendments to the By-laws approved by the shareholders at a meeting or by referendum will be distributed to the shareholders.
Position of the Proposing Shareholder
The Resolution expresses the reasons why Dr. Leslie H. López Vélez proposes and endorses this Resolution.
Position of the Board or Directors
The Board of Directors recommends that you vote In Favor of this Resolution.
Article Thirteenth “A” of the Articles of Incorporation establishes that the amount of the affirmative votes required to amend it equals the affirmative votes of two-thirds (2/3) of the issued and outstanding common shares with the right to vote. However, other provisions of the Articles of Incorporation may be amended with the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote.
The By-laws incorporate similar requirements. Article 9-1 of the By-laws also establishes that the amount of the affirmative votes required to amend it equals the affirmative vote of the majority of the issued and outstanding common shares with the right to vote. However, Section “B” of Article 4-1 may only be amended by the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote.

There are three cases in which the affirmative vote requirement of three-fourths (3/4) of the issued and outstanding common shares with the right to vote emanate from the conditions established in the Blue Cross and Blue Shield Association (BCBSA) license. These BCBSA license requirements shall remain in the Articles of Incorporation and the By-laws. These corporate documents include provisions regarding: (1) that no person may hold five percent (5%) or more of the voting common shares of Triple-S Management, (2) that cumulative voting is prohibited, and (3) that the Board of Directors will be divided into three staggered groups, and that the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote is needed in order to amend these provisions.
If this Resolution is approved, the provisions that require three-fourths (3/4) of the issued and outstanding common shares with the right to vote in order to amend them will only be those stated in the Articles of Incorporation and the By-laws, which contain these voting requirements pursuant to the BCBSA license. All other provisions of the Articles of Incorporation may be amended if they receive the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote, including the provisions which establish the twenty-one (21) common shares limits per person, except for the provisions regarding authorized capital which may be amended by a majority of the issued and outstanding common shares with the right to vote.
In order to provide the shareholders with greater flexibility in the decision making processes, the Board of Directors understands the need to reduce from three-fourths (3/4) to two-thirds (2/3) of the affirmative vote in order to amend Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws, except for the requirement that states that no person may hold five percent (5%) or more of the voting common shares of Triple-S Management.
Effectiveness of Resolution Number 6
If this Resolution Number 6 is approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of said Meeting, this Resolution will be effective upon the filing of the corresponding Certificate of Amendment to the Triple-S Management’s Articles of Incorporation at the State Department of Puerto Rico, as required by the General Corporation’s Law of Puerto Rico of 1995, as amended. Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management will read as provided in this Resolution Number 6.

If our shareholders approve Resolution Number 6 and Resolutions Number 4 and 5 at the Annual Meeting of Shareholders on April 24, 2005 or at any postponement, recess, suspension, or adjournment of said Meeting, Resolution Number 6 will not be effective. This is due to the fact that Resolution Number 6 as well as Resolutions Number 4 and 5 propose to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management. Since the effectiveness of Resolution Number 5 depends upon the approval and effectiveness of Resolution Number 4, the Board of Directors informs you that Resolution Number 4 shall be effective upon the filing of the corresponding Certificate of Amendment to the Triple-S Management’s Articles of Incorporation at the State Department of Puerto Rico. At this time, the amendments indicated in Resolutions Number 4 and 5 shall be incorporated into the Articles of Incorporation and By-laws of Triple-S Management.
However, if Resolutions 4 and 5 are approved after the approval of Resolution Number 6, the Articles of Incorporation and By-laws will read as provided in Resolutions Number 4 and 5, respectively, and their effectiveness shall be prospective. Said amendments shall be made after the corresponding Certificate of Amendment to the Triple-S Management’s Articles of Incorporation is filed at the State Department so that Resolution Number 4 becomes effective, which also depends on the approval of Resolution Number 5.
Required Vote
This Resolution will be approved if it receives the affirmative vote of three-fourths (3/4) or more of the issued and outstanding common shares with the right to vote, pursuant to Article Thirteenth of the Articles of Incorporation of Triple-S Management.